UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2021

TRINET GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-36373	95-3359658
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)
One Park Place, Suite 600
Dublin,	CA		94568
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (510) 352-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock par value $0.000025 per share	TNET	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2021, TriNet Group, Inc. (the “Company”) entered into a separation agreement (the “Separation Agreement”) with Edward Griese, the Company’s Senior Vice President, Insurance Services, who will be retiring effective December 31, 2021 (the “Retirement Date”) to pursue other professional and personal interests. Under the Separation Agreement, Mr. Griese will be entitled to participate in, and his retirement will constitute a qualifying termination under, the TriNet Group, Inc. Amended and Restated Executive Severance Benefit Plan (the “Plan”). The Separation Agreement provides for a customary release of claims, which upon becoming effective would, under the Plan, entitle Mr. Griese to the following: (i) a lump sum cash severance payment equal to 12 months of his current base salary, (ii) if Mr. Griese elects to continue his participation in the Company’s group health insurance plan under applicable COBRA regulations, the Company will pay the applicable COBRA premiums for a period of up to 12 months; and (iii) accelerated vesting of all unvested equity awards that would have otherwise vested based solely on continued service through December 31, 2022. Also under the Separation Agreement, Mr. Griese’s consulting firm, ER Griese Consulting, LLC, will provide services to the Company for the first three months (with possibility of renewal for an additional three months) of 2022, for a monthly fee of $83,000, to support the transition of his duties and certain priorities concerning the Company’s health and welfare strategy.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

INDEX TO EXHIBITS

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriNet Group, Inc.
Date:	January 3, 2022	By:	/s/ Samantha Wellington
Samantha Wellington
Senior Vice President, Chief Legal Officer and Secretary